UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2025

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5220 Spring Valley Road, Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(949) 281-2606

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K or this Report contains forward-looking statements. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding the plans and objectives of management for future operations.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances, including the closing of the Membership Interest Purchase Agreement disclosed below, and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Item 1.01	Entry Into Material Definitive Agreement

Side Letter to Loan and Security Agreement

On April 9, 2025, a Side Letter (the “Cedarvew Side Letter”) with Cedarview Capital Management LLC (“Cedarview”) went effective which amended the terms of that certain Loan and Security Agreement we issued to Cedarview dated October 31, 2024 (the “Cedarview Loan”) that we previously disclosed in our Current Report on Form 8-K filed with the Commission on November 7, 2024. Under the terms of the Side Letter, we agreed to pay the remaining amounts we owe under the Cedarview Loan as follows: (i) $589,890.37 on or before April 9, 2025, (ii) payments of $150,000 on each of April 30, 2025 and May 31, 2025, and (iii) four monthly payments of $645,684.69 until the Cedarivew Loan has been paid in full. In exchange for Cedarview agreeing to the extended repayment terms under the Side Letter for the Cedarview Loan we agreed we would (a) pay Cedarview 30% of any net amounts we receive from drawdowns from any equity lines of credit we do in the future as payments on the Cedarview Loan, (b) pay Cedarview 30% of any net proceeds received from the sale of any assets in the future as payments on the Cedarview Loan, and (c) issue Cedarview, or its assignees, 300,000 shares of our restricted common stock. We paid the $589,890.37 payment on April 9, 2025 and issued Cedarivew, and its assignees, 300,000 shares of our restricted common stock on April 11, 2025.

This summary is not a complete description of all of the terms of the Side Letter and are qualified in their entirety by reference to the full text of the Side Letter, which is filed as Exhibit 10.1 hereto, which is incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities

As disclosed in Item 1.01, on April 11, 2025, we issued 300,000 shares of our restricted common stock to Cedarview per the Side Letter, which securities contain a standard Rule 144 restrictive legend. The issuance of the foregoing securities was exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is an accredited officer and familiar with our operations.

On April 11, 2025, we issued 350,000 shares of our restricted common stock to Justin Ellis pursuant to a conversion notice we received from Mr. Ellis notifying us of his desire to convert $350,000 owed to him under that certain Convertible Promissory Note dated July 7, 2024. The issuance of the foregoing securities was exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is an accredited officer and familiar with our operations.

On April 11, 2025, we issued 107,789 shares of our Series A Preferred Stock to the sellers, or their assignees, in the Endeavor Entities transaction. These shares represented the preferred stock portion of the purchase price for the transaction, including any post-closing adjustments. Of these shares, 84,931 shares went to Jorgan Development, LLC and 858 shares went to JBAH Holdings, LLC, both of which are controlled by James Ballengee, our Chief Executive Officer. The shares do have a 6% annual dividend, based on the $1,000 stated per share value of the Series A Preferred Stock, payable in shares of our common stock. The issuance of the foregoing securities was exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holders sophisticated investors and familiar with our operations.

On April 11, 2025, we issued an aggregate of 1,298,453 shares of our restricted common stock for four months of dividends to the holders of our Series A Preferred Stock. Of those shares, 884,037 were issued to Jorgan Development, LLC and 8,933 were issued to JBAH Holdings, LLC, both of which are controlled by James Ballengee, our Chief Executive Officer. The issuance of the foregoing securities was exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holders sophisticated investors and familiar with our operations.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Title
10.1	Side Letter (the “Cedarvew Side Letter”) with Cedarview Capital Management LLC
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: April 15, 2025	By:	/s/ James H. Ballengee
		Name:	James H. Ballengee
		Title:	Chairman, President & CEO

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